UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 22, 2006


                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


             FLORIDA                  333-46224                55-0876130
  (State or other jurisdiction    (Commission File           (IRS Employer
        of incorporation)              Number)             Identification No.)


        10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
          (Address of principal executive offices, including zip code)


                                 (727) 577-0873
              (Registrant's telephone number, including area code)

                 Check the appropriate box below if the Form 8-K
             filing is intended to simultaneously satisfy the filing
                  obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

|_|   Written communication pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
                                 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 22, 2006, Techsphere Systems International, Inc., ("TSI") a subsidiary of Cyber Defense System, Inc., (the "Registrant") has closed on a lease contract for two of its SA-60A Spherical Airships to a fortune 100 publicly held company at an estimated initial contract value of approximately $4.2 million. The Company received an initial down payment of $700,000, with the closing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2006

                                     CYBER DEFENSE SYSTEMS, INC.


                                     By: /s/ Billy Robinson
                                         ------------------------------
                                         Name:  Billy Robinson
                                         Title: Chief Executive Officer